UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2013

Whiting Petroleum Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-31899	20-0098515
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1700 Broadway, Suite 2300, Denver, Colorado 80290-2300

(Address of principal executive offices, including ZIP code)

(303) 837-1661

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. §230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 C.F.R. §240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. §240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. §240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Whiting Petroleum Corporation (the “Company”) held its annual meeting of stockholders on May 7, 2013 (the “Annual Meeting”), at which the stockholders of the Company approved the Whiting Petroleum Corporation 2013 Equity Incentive Plan (the “Plan”). The Plan provides that up to a total of 5,300,000 shares of the Company’s common stock may be issued thereunder. The Plan, which is administered by the Compensation Committee of the Company’s Board of Directors (the “Committee”), authorizes the grant to any of the Company’s or its affiliates’ key employees, including executive officers or employee-directors, of stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and annual and long-term incentive awards. The Committee may also grant non-qualified stock options, stock appreciation rights, restricted stock and restricted stock units to non-employee directors.

The Company cannot currently determine the benefits, if any, to be paid under the Plan in the future to the officers of the Company, including the Company’s named executive officers.

Prior to stockholder approval of the Plan, the Company had in effect the Whiting Petroleum Corporation 2003 Equity Incentive Plan (the “Prior Plan”) under which the Company was authorized to grant incentive awards to participants, including named executive officers. As a result of stockholder approval of the Plan at the Annual Meeting, the Prior Plan and the authority to grant new awards under the Prior Plan terminated on May 7, 2013. The Prior Plan continues to govern awards that were outstanding as of the date of its termination, and those awards will continue in force and effect until fully distributed or terminated pursuant to their terms.

The Plan is described in detail in the Company’s proxy statement filed with the Securities and Exchange Commission on March 25, 2013. The description of the Plan set forth above does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report and is incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Of the 119,389,608 shares outstanding as of the record date for the Annual Meeting, 105,174,460 shares (approximately 88%) were present or represented by proxy at the Annual Meeting. At the Annual Meeting, the Company’s stockholders approved the election of Thomas L. Aller and Michael B. Walen as directors; approved the Whiting Petroleum Corporation 2013 Equity Incentive Plan; approved, by advisory vote, the compensation of the Company’s named executive officers as disclosed in its 2013 proxy statement; and ratified the appointment of Deloitte & Touche LLP as independent registered public accounting firm. The results of the voting on the matters submitted to the stockholders were as follows:

1.	Election of directors for terms expiring at the 2016 annual meeting of stockholders and until their successors are duly elected and qualified.

	Shares Voted
Name of Nominee	For	Withheld	Broker Non- Vote
Thomas L. Aller	89,711,537	2,620,230	12,842,693
Michael B. Walen	91,388,667	943,100	12,842,693

2.	Approval of the Whiting Petroleum Corporation 2013 Equity Incentive Plan.

Shares Voted
For	Against	Abstain	Broker Non-Vote
88,297,091	3,478,859	555,817	12,842,693

3.	Approval, by advisory vote, of the compensation of the Company’s named executive officers as disclosed in its 2013 proxy statement.

Shares Voted
For	Against	Abstain	Broker Non-Vote
84,940,046	5,379,240	2,012,481	12,842,693

4.	Ratification of appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2013.

Shares Voted
For	Against	Abstain	Broker Non-Vote
102,526,009	2,169,177	479,274	0

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits:

(10.1)	Whiting Petroleum Corporation 2013 Equity Incentive Plan [Incorporated by reference to Annex A to Whiting Petroleum Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 25, 2013 (File No. 001-31899)].

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WHITING PETROLEUM CORPORATION

Date: May 8, 2013	By:	/s/ James J. Volker
James J. Volker
Chairman and Chief Executive Officer

WHITING PETROLEUM CORPORATION

FORM 8-K

EXHIBIT INDEX

Exhibit Number	Description

(10.1)	Whiting Petroleum Corporation 2013 Equity Incentive Plan [Incorporated by reference to Annex A to Whiting Petroleum Corporation’s definitive proxy statement filed with the Securities and Exchange Commission on Schedule 14A on March 25, 2013 (File No. 001-31899)]